Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of North Coast Partners, Inc., a Delaware corporation, on Form 10-QSB for the period ending May 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers does hereby certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of North Coast Partners, Inc.

Dated: July 16, 2007	North Coast Partners, Inc.

/s/ Mel Venkateswaran
Mel Venkateswaran
Chief Executive Officer

/s/ Wong Peck Ling
Wong Peck Ling
Chief Financial Officer